                                                                    EXHIBIT 99.1

[LETTERHEAD OF BEAR STEARNS]            [LETTERHEAD OF BEAR, STEARNS & CO. INC.]


                                 FAX TRANSMITTAL
                         CONSECO HOME LOAN TRUST 1999-G
                         ------------------------------

                               [GREEN TREE LOGO]

Term Sheets and Computational Materials (rev: 11/16 close, 12/15 first payment)

--------------------------------------------------------------------------------
Fax to:                                                           Date: 10/29/99
Company:                                         # Pages (incl. cover): 33
Fax No:                                                       Phone No:
--------------------------------------------------------------------------------
From:                                                         Phone No:
--------------------------------------------------------------------------------

                     STATEMENT REGARDING ASSUMPTIONS AS TO
              SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Term Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


           OFFERED NOTES (Priced to 20% Optional Repurchase Date (1))

-------------------   ---------------   ---------------   --------------   ---------------
                        Class A-1         Class A-2         Class A-3        Class A-4
-------------------   ---------------   ---------------   --------------   ---------------
Size (2)              $[45,100,000]     $[48,600,000]     $[24,700,000]    $[30,900,000]
Rating                AAA/Aaa           AAA/Aaa           AAA/Aaa          AAA/Aaa
Pmt. Frequency        Monthly           Monthly           Monthly          Monthly
Payment Date          15th of month     15th of month     15th of month    15th of month
Dated Date (3)        n/a, settle       n/a, settle       n/a, settle      n/a, settle
                      flat              flat              flat             flat
Record Date           day before        day before        day before       day before
                      pmt. date         pmt. date         pmt. date        pmt. date
Coupon (4)            [_._]% 30/360     [_._]% 30/360     [_._]% 30/360    [_._]% 30/360
Avg.  Life
(call)                -                 -                 -                -
Mod. Duration
(call)                -                 -                 -                -
Avg. Life
(maturity)            0.85              2.00              3.00             4.02
Mod. Duration
(maturity)            0.80              1.80              2.60             3.33
1st Prin.
Pmt. Date (call)      12/15/99          04/15/01          07/15/02         04/15/03
Last Prin.
Pmt. Date (call)      -                 -                 -                -
Last Prin.
Pmt. Date
(mat.)                04/15/01          07/15/02          04/15/03         12/15/04
Prin. Lockout         0 mo.             16 mo.            31 mo.           40 mo.
(call)
Prin. Window
(call)                -                 -                 -                -
Prin. Window
(maturity)            17 mo.            16 mo.            10 mo.           21 mo.
Legal Final           __/__/__          __/__/__          __/__/__         __/__/__
Credit                *Excess Spread    *Excess Spread    *Excess Spread   *Excess Spread
Enhancement           *1.50% Init.OC    *1.50% Init.OC    *1.50% Init.OC   *1.50% Init.OC
                      *Subordination    *Subordination    *Subordination   *Subordination
Tax Status            Debt for Tax      Debt for Tax      Debt for Tax     Debt for Tax
ERISA (5)/            Yes/              Yes/              Yes/             Yes/
 SMMEA                No                No                No               No
-------------------   ---------------   ---------------   --------------   ---------------

                          [WIDE TABLE CONTINUES BELOW]

-------------------   ---------------   ---------------   ---------------   --------------
                        Class A-5         Class A-6         Class M-1         Class M-2
-------------------   ---------------   ---------------   ---------------   --------------
Size (2)              $[35,900,000]     $[12,800,000]     $[20,625,000]     $[17,875,000]
Rating                AAA/Aaa           AAA/Aaa           AA/Aa             A/A
Pmt. Frequency        Monthly           Monthly           Monthly           Monthly
Payment Date          15th of month     15th of month     15th of month     15th of month
Dated Date (3)        n/a, settle       n/a, settle       n/a, settle       n/a, settle
                      flat              flat              flat              flat
Record Date           day before        day before        day before        day before
                      pmt. date         pmt. date         pmt. date         pmt. date
Coupon (4)            [_._]% 30/360     [_._]% 30/360     [_._]% 30/360     [_._]% 30/360
Avg.  Life
(call)                7.04              8.33              6.83              6.83
Mod. Duration
(call)                5.14              5.79              4.89              4.73
Avg. Life
(maturity)            7.32              11.62             7.69              7.69
Mod. Duration
(maturity)            5.27              7.16              5.24              5.04
1st Prin.
Pmt. Date (call)      12/15/04          03/15/08          12/15/03          12/15/03
Last Prin.
Pmt. Date (call)      03/15/08          03/15/08          03/15/08          03/15/08
Last Prin.
Pmt. Date
(mat.)                05/15/10          06/15/13          06/15/13          05/15/13
Prin. Lockout         60 mo.            99 mo.            48 mo.            48 mo.
(call)
Prin. Window
(call)                40 mo.            1 mo.             52 mo.            52 mo.
Prin. Window
(maturity)            66 mo.            62 mo.            115 mo.           115 mo.
Legal Final           __/__/__          __/__/__          __/__/__          __/__/__
Credit                *Excess Spread    *Excess Spread    *Excess Spread    *Excess Spread
Enhancement           *1.50% Init.OC    *1.50% Init.OC    *1.50% Init.OC    *1.50% Init.OC
                      *Subordination    *Subordination    *Subordination    *Subordination
Tax Status            Debt for Tax      Debt for Tax      Debt for Tax      Debt for Tax
ERISA (5)/            Yes/              Yes/              Yes/              Yes/
 SMMEA                No                No                No                No
-------------------   ---------------   ---------------   ---------------   --------------


(1)  Class A-5, A-6, M-1 and M-2 priced to the 20 % optional repurchase date.

(2)  Bonds subject to a 5% variance.

(3)  Notes will settle flat via DTC, Euroclear and Cedel.

(4) Interest shortfalls will be carried forward, and will bear interest at the applicable Note Interest Rate, to the extent legally permissible.

(5)  ERISA eligibility for Class B-1 and B-2 to be determined.



RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 2                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                          Preliminary SUMMARY of TERMS

Issuer:                 Conseco Home Loan Trust 1999-G

Seller:                 Conseco Finance Securitizations Corp. ("Conseco
                        Securitizations")

Servicer:               Conseco Finance Corp. ("Conseco Finance")

                        (On November 1, 1999, Green Tree Financial Corporation will change its name to Conseco Finance Corp.)

Indenture Trustee:      U.S. Bank Trust National Association

Owner Trustee:          Wilmington Trust Company

Underwriter:            Bear, Stearns & Co. Inc.

Cut-off Date:           September 1, 1999.

Offering:               The Notes will be issued publicly from the Conseco shelf
                        registration. Only the Class A-1 through A-6 Notes (the
                        "Class A Notes"), Class M-1 and Class M-2 Notes are being offered.

Form & Registration:    Book-entry form, same day funds through DTC, Euroclear
                        and Cedelbank

Expected Pricing:       November 1, 1999

Settlement Date:        November 16, 1999 (the actual date of the closing, the
                        "Closing Date")

Payment Date:           The 15th day of each month (or if such 15th day is not a
                        business day, the next succeeding business day) commencing in December 1999].

Payment Delay:          With respect to all Classes of Notes, there will be no
                        delay days.

ERISA: It is expected that the Class A Notes will be ERISA eligible.

Tax Status:             The Notes will be treated as debt obligations.

SMMEA Treatment:        The Notes will not constitute "mortgage related
                        securities" for purposes of SMMEA.





RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 3                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Distributions:          The amount available for payments on the Notes will
                        generally consist of payments made on or in respect of the Loans ("Amount Available"), and will include amounts otherwise payable to the Servicer (as long as Conseco
                        Finance is the Servicer) as the Monthly Servicing fee with respect to the Loans, [to Conseco Finance as the Guaranty Fee], and to the Owner Trust Certificateholders per the application of the Formula Principal
                        Distribution Amount, the applicable Class percentages, and the applicable Class distribution tests as follows:

                        1) to Class A Notes for the payment of interest;

                        2) to Class M-1 for the payment of interest;

                        3) to Class M-2 for the payment of interest;

                        4) to Class B-1 for the payment of interest;

                        5) sequentially to Class A-1 through A-6 for the retirement of principal, until all Class A Notes have been reduced to zero;

                        6) to Class M-1 for the retirement of principal, subject to the Class M-1 Distribution Test;

                        7) to Class M-2 for the retirement of principal, subject to the Class M-2 Distribution Test;

                        8) to Class B-1 for the retirement of principal, subject to the Class B-1 Distribution Test;

                        9) Liquidation Loss Interest payable first to Class M-1, then to Class M-2, then to Class B-1;

                        10) to Class B-2 for the payment of interest; and

                        11) to Class B-2 for the retirement of principal, subject to the Class B-2 Distribution Test.




RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 4                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Purchase Option/        20% optional repurchase, or subsequent auction sale
Auction Sale            subject to certain requirements:

                        Commencing on the first Payment Date when the scheduled principal balance of the loans is less than or equal to 20% of the aggregate principal balance of the sum of the Initial Loans on the closing date and the Additional Loans ("Optional Repurchase Date"), the holder of the Certificates will have the right to repurchase all of the outstanding loans, at a price sufficient to pay the aggregate unpaid principal balance of the Notes and all accrued and unpaid interest thereon.

                        If the holder of the Certificates does not exercise this purchase option, then:

                        a) on the next Payment Date the Indenture Trustee will begin an auction process to sell the loans and the other trust assets at the highest possible price, but the Indenture Trustee cannot sell the trust assets and liquidate the trust unless the proceeds of that sale are sufficient to pay the aggregate unpaid principal balance of the Notes and all accrued and unpaid interest thereon; and

                        b) if the auction of the trust property is not successful because the highest bid received was too low, then on each Payment Date thereafter all of the Amount Available remaining after payments of i) interest and principal due on all Notes, and ii) all servicing fees are made, will be used to make additional payments of principal to all outstanding Noteholders, pro rata based on the then outstanding principal balance of such Notes. In addition, the Indenture Trustee will continue to conduct an auction of the loans every third month thereafter, until an acceptable bid is received for the trust property. The Certificateholders' purchase option will expire upon the Indenture Trustee's acceptance of a qualifying bid.

Collateral:             Fixed-rate, home improvement contracts and promissory
                        notes and fixed rate, closed-end home equity loans (the
                        "Loans") secured by first, second, third, or fourth priority liens on the related properties and, in general, having a high combined loan-to-value ratio at origination.

Additional Collateral
and Pre-Funding
Account: The data set forth below is based solely on the Loans identified for inclusion as of the Cut-off Date ("Initial Loans"). Certain additional Loans will be added to the Trust on or after the Closing Date ("Additional Loans"). It is expected that the Additional Loans will have characteristics that are substantially similar to the Initial Loans.

                        If the aggregate principal balance of the Loans transferred to the trust on the Closing Date is less than sum of the aggregate original principal balance of the Notes and the Initial Overcollateralization Amount, that difference will be deposited in a pre-funding account. The pre-funding account will be used to purchase subsequent Additional Loans during the period from the closing date until the earliest of:

                        (1) the date on which the amount on deposit in the pre-funding account is less than $10,000;

                        (2)     31 days after the closing date;

                        (3) the date on which a servicer termination event occurs as described in the Sale and Servicing Agreement.


RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 5                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Prepayment Pricing
Speeds Assumption
(HELs and HILs):        A constant prepayment of 0% per annum of the then
                        outstanding principal balance of the Loans in the first month of the life of the Loans and an additional approximately 1.14% per annum in each month thereafter until the fifteenth month. Beginning in the fifteenth month and thereafter during the life of such Loans, a constant prepayment rate of 16% per annum each month.

Credit Enhancement:     Credit enhancement with respect to the Notes will be
                        provided by subordination and overcollateralization:

                        (a) Subordination: The Class A Notes are senior to the Class M and the Class B Notes. The Class M Notes are senior to the Class B Notes.

                        Class A-1 through A-6: 28.00% subordination (Class M-1, M-2, B-1 and B-2 and Certificates)

                        Class M-1:    20.50% subordination (Class M-2, B-1 and
                                      B-2 and Certificates)

                        Class M-2:    14.00% subordination (Class B-1 and B-2
                                      and Certificates)

                        Class B-1:    8.75% subordination (Class B-2 and
                                      Certificates)

                        Class B-2:    Limited Guaranty (which will not benefit
                                      any other class directly or indirectly)
                                      and Certificates

                        (b) Initial Overcollateralization: The sum of the aggregate cut-off date principal balances of the Loans included in the trust as of the closing date plus the amount on deposit in the pre-funding account on the closing date will exceed the aggregate principal balance of the Notes on the closing date by approximately $[4,125,000] ("Initial Overcollaterization Amount"), which represents approximately [1.50]% of the aggregate principal balance of the Loans included in the trust as of the closing date plus the amount on deposit in the pre-funding account on the closing date.

Losses on
Liquidated Loans:       If Net Liquidation Proceeds from Liquidated Loans in the
                        respective collection period are less than the Scheduled
                        Principal Balances of such Liquidated Loans plus accrued and unpaid interest thereon, the deficiency will be absorbed by excess interest and overcollateralization, then the Guaranty Fee otherwise payable to Conseco
                        Finance, then the Monthly Servicing Fee otherwise payable to the Servicer (as long is Conseco Finance is the Servicer), then the Class B-2 Noteholders, then the Class B-1 Noteholders, then the Class M-2 Noteholders and then the Class M-1 Noteholders, [then the Class A
                        Noteholders on a pro-rata basis.]

Servicing Fee:          The primary compensation to be paid to the Servicer in
                        respect of its servicing activities will be 0.75% per annum, payable monthly. The fees due to the Trustees will be paid from the Servicing Fee.

Advancing:              If the amount collected on a Loan during a due period is
                        less than the scheduled amount due, the servicer will be obligated to make an advance of the uncollected amount.
                        The servicer will be obligated to advance a delinquent payment on a Loan only if the servicer expects to recover the advance from subsequent available funds. An advance will be deemed recoverable only within the first
                        180 days of delinquency on the loan and if default thereon has not occurred.



RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 6                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

[Interest (Class A-1
as Floater):            With respect to any Payment Date, the Class A-1 Notes
                        will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment
                        Date (the "Class A-1 Accrual Period") at the Class A-1
                        Note Rate on the aggregate principal balance of the Class A-1 Notes.]

                        The Class A-1 Notes will bear interest at a variable
                        Note Interest Rate calculated on an actual/360 basis. The Note Interest Rate for the Class A-1 Notes will be floating and will equal the lesser of :

                        i.      one-month LIBOR plus the Class A-1 Margin;

                        ii.     the Available Funds Rate; or

                        iii.    [__.__]%.

                        The "Class A-1 Margin" will equal [___%] per annum. The "Available Funds Rate" for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Contract Rates on the then outstanding Loans. The "Expense Adjusted Contract Rate" on any contract is equal to the then applicable Contract Interest Rate thereon, minus 0.75% per annum, which is the sum of the servicing fee and the trustee fees.]

[Class A-1 Available
Funds Cap Carryover:    If on any Payment Date, the Class A-1 Note Interest Rate
                        is based on the Available Funds Rate, holders of such Notes will be entitled to receive the Available Funds
                        Cap Carryover Amount to the extent funds are available after payments of all interest and principal due on the Class A, Class M and Class B Notes for such Payment Date have been made and certain fees and expenses have been paid. The "Available Funds Cap Carryover Amount" is the excess of (i) the amount of interest the Class A-1
                        Noteholders would be entitled to receive on such Payment
                        Date had interest been calculated based on one-month
                        LIBOR plus the Class A-1 Margin (but in no event exceeding [___]%) over (ii) the amount of interest such Class will receive on such Payment Date at the Available
                        Funds Rate, together with the unpaid portion of any such excess from prior Payment Dates (and interest accrued thereon at the then applicable Class A-1 Note Interest
                        Rate, without giving effect to the Available Funds Rate, but in no event exceeding [___]%). The ratings assigned to the Class A-1 Notes do not address the likelihood of the payment of any Available Funds Cap Carryover
                        Amount.]

Interest (Class A-1
through M-1, M-2, B-1): Interest will be payable first to the Class A Notes pro-rata, then to the Class M-1 Notes, then to the A-6, Class M-2 Notes and then to the Class B-1 Notes. Interest on the outstanding Class A Note Principal Balances, Class M- I Adjusted Principal Balance, Class M-2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, as applicable, will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case to but excluding the following Payment Date, with such interest accruing on a 30/360 basis.

                        Interest shortfalls will be carried forward, and will bear interest at the applicable Note Interest Rate, to the extent legally permissible.

                        The Class A [(other than the Class A-1)], Class M and Class B Notes will bear interest at a fixed Note Interest Rate.





RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 7                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Adjusted Principal
Balances:               The Class M-1 Adjusted Principal Balance is the Class
                        M-1 Principal Balance less any Class M-1 Liquidation
                        Loss Principal Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Notes.

                        The Class M-2 Adjusted Principal Balance is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Principal Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Notes.

                        The Class B-1 Adjusted Principal Balance is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Principal Amount. The Class B-1 Principal Balance is the Original B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Notes.

Principal
(Class A-1 through
A-6, M-1, M-2, B-1):    After the payment of all interest payable to Class A-1,
                        Class A-2, Class A-3, Class A-4, Class A-5, Class A-6,
                        Class M-1, Class M-2 and Class B-1 Noteholders, principal will be distributed in the following manner:





RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 8                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Class A Principal:      On each Payment Date, after the payment of all interest
                        payable to the Class A, Class M-1, Class M-2 and Class
                        B-1 Noteholders and payment of certain expenses of the Trust, and to the extent of the remaining Amount
                        Available, Class A Noteholders will be entitled to receive, as payments of pricnipal, the Class A
                        Percentage of the Formula Principal Distribution Amount in the following order of priority: first, to the Class
                        A-1 Noteholders until the Class A-1 Principal Balance has been reduced to zero, then to the Class A-2
                        Noteholders until the Class A-2 Principal Balance has been reduced to zero, then to the Class A-3 Noteholders until the Class A-3 Principal Balance has been reduced to zero, then to the Class A-4 Noteholders until the Class A-4 Principal Balance has been reduced to zero, then to the Class A-5 Noteholders until the Class A-5
                        Principal Balance has been reduced to zero, then to the Class A-6 Noteholders until the Class A-6 Principal
                        Balance has been reduced to zero.

                        The Class A Percentage for any Payment Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Payment Date, and the denominator of which is the sum of
                        (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Payment Date, the Class M-1 Adjusted Principal Balance, otherwise zero,
                        (iii) if the Class M-2 Distribution Test is satisfied on such Payment Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (iv) if the Class B-1 Distribution Test is satisfied on such Payment Date, the Class B-1 Adjusted Principal Balance, otherwise zero, and (v) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Principal Balance, otherwise zero, in each case as of such Payment Date.

                        The "Formula Principal Distribution Amount" with respect to each Payment Date will generally be equal to the sum of (I) all scheduled payments of principal due on each outstanding Loan during the related Due Period, (ii) the Scheduled Principal Balance of each Loan which, during the related Due Period, was repurchased by the Company,
                        (iii) all partial principal prepayments applied and all principal prepayments received during such Due Period in respect of the Loans, (iv) the scheduled principal balance of each Loan that became a liquidated loan during such related Due Period, and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if: (a) the Payment Date occurs on or after the Payment Date on which the Class B-2 Principal Balance was reduced to zero, or (b) such amount was not covered by a Class B-2 Guaranty Payment and corresponding reduction in the Class B-2 Principal Balance.





RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 9                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Class M-1 Principal:    Class M-1 Noteholders will be entitled to receive, to
                        the extent of the remaining Amount Available, the Class
                        M-1 Percentage of the Formula Principal Distribution
                        Amount on each Payment Date on which (i) the Class A
                        Principal Balance has been reduced to zero or (ii) the Class M-1 Distribution Test is satisfied, until the Class M-1 Principal Balance has been reduced to zero.

                        The Class M-1 Percentage for any Payment Date will equal
                        (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Payment Date, and the denominator of which is the sum of (i) the Class A Principal Balance, if any, (ii) the Class M- I Adjusted Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Payment Date, the Class M-2 Adjusted Principal Balance, otherwise zero, (iv) if the Class B-1 Distribution Test is satisfied on such Payment Date, the Class B-1 Adjusted Principal Balance, otherwise zero, and (v) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Principal Balance, otherwise zero, in each case as of such Payment Date.

                        The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Payment Date occurs in or after [December 2003]; (ii) the Average Sixty-Day Delinquency Ratio (as defined in the Sale and Servicing Agreement) as of such Payment Date, must not exceed 10% of the Senior Subordination Percentage (as described below); (iii) Cumulative Realized Losses (as defined in the Sale and Servicing Agreement) as of such Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Payment Date occurs; and (iv) the sum of the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance, the Class B-2 Principal Balance and the current overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than [56.00]%.




RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 10                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Class M-1 Principal
(cont'd):               The Senior Subordination Percentage for any Payment Date
                        will equal (a) on any Payment Date on which the Class A
                        Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-1 Adjusted Principal
                        Balance, if any, (ii) the Class M-2 Adjusted Principal
                        Balance, if any, (iii) the Class B-1 Adjusted Principal
                        Balance, if any, and (iv) the Class B-2 Principal
                        Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Loans, (b) on any Payment Date on which the Class A Principal Balance has been reduced to zero and the Class M-1 Principal
                        Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class M-2 Adjusted Principal Balance, if any, (ii) the Class B-1 Adjusted Principal Balance, if any, and (iii) the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled
                        Principal Balance of the Loans, (c) on any Payment Date on which the Class M-1 Principal Balance has been reduced to zero and the Class M-2 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Class B-1 Adjusted Principal Balance, if any, and (ii) the Class B-2 Principal Balance, if any, and the denominator of which is the Pool Scheduled Principal
                        Balance of the Loans, or (d) on any Payment Date on which the Class M-2 Principal Balance has been reduced to zero and the Class B-1 Principal Balance has not been reduced to zero, a fraction, expressed as a percentage, the numerator of which is the Class B-2 Principal
                        Balance, if any, and the denominator of which is the Pool Scheduled Principal Balance of the Loans.

Class M-2 Principal:    Class M-2 Noteholders will be entitled to receive, to
                        the extent of the remaining Available Amount, the Class
                        M-2 Percentage of the Formula Principal Distribution
                        Amount on each Payment Date on which (i) the Class A
                        Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution
                        Test is satisfied, until the Class M-2 Principal Balance has been reduced to zero.

                        The Class M-2 Percentage for any Payment Date will equal
                        (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Payment Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, if any, (iii) the Class M-2 Adjusted Principal Balance, if any, (iv) if the Class B-1 Distribution Test is satisfied on such Payment Date, the Class B-1 Adjusted Principal Balance, if any, and (v) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Principal Balance, if any, otherwise zero, in each case as of such Payment Date.

                        The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Payment Date occurs in or after [December 2003]; (ii) the Average Sixty-Day Delinquency Ratio (as defined in the Sale and Servicing Agreement) as of such Payment Date, must not exceed 10% of the Senior Subordination Percentage; (iii) Cumulative Realized Losses (as defined in the Sale and Servicing Agreement) as of such Payment Date must not exceed a certain specified percentage of the Cut-Off Date Pool Principal Balance, depending on the year in which such Payment Date occurs; and (iv) the sum of the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance, the Class B-2 Principal Balance and the current overcollaterization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than [41.00]%.


RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 11                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Class B-1 Principal:    Class B-1 Noteholders will be entitled to receive, to
                        the extent of the remaining Amount Available, the Class
                        B-1 Percentage of the Formula Principal Distribution
                        Amount on each Payment Date on which (i) the Class A
                        Principal Balance, Class M-1 Principal Balance and Class
                        M-2 Principal Balance have been reduced to zero or (ii) the Class B-1 Distribution Test is satisfied, until the Class B-1 Principal Balance has been reduced to zero.

                        The Class B-1 Percentage for any Payment Date will equal
                        (a) zero, if the Class A Principal Balance, Class M-1 Principal Balance and Class M-2 Principal Balance have not yet been reduced to zero and the Class B-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class B-1 Principal Balance as of such Payment Date, and the denominator of which is the sum of (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, if any, (iii) the Class M-2 Adjusted Principal Balance, if any, (iv) the Class B-1 Adjusted Principal Balance, if any, and (v) if the Class B-2 Distribution Test is satisfied on such Payment Date, the Class B-2 Principal Balance, if any, otherwise zero, in each case as of such Payment Date.

                        The Class B-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Payment Date occurs in or after [December 2003]; (ii) the Average Sixty-Day Delinquency Ratio (as defined in the Sale and Servicing Agreement) as of such Payment Date, must not exceed 10% or the Senior Subordination Percentage; (iii) Cumulative Realized Losses (as defined in the Sale and Servicing Agreement) as of such Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Payment Date occurs; and (iv) the sum of the Class B-1 Adjusted Principal Balance, the Class B-2 Principal Balance and the current overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than [28.00]%.

Liquidation Loss
Interest (Class M-1,
Class M-2, Class B-1):  Liquidation Loss Interest will be payable first to the
                        Class M-1 Notes, then to the Class M-2 Notes and then to the Class B-1 Notes. Interest on the outstanding Class M-1 Liquidation Loss Principal Amount, Class M-2 Liquidation Loss Principal Amount and Class B-1 Liquidation Loss Principal Amount, as applicable, will accrue at the related Note Interest Rate from the Payment Date on which a Liquidation Loss Principal Amount was allocated for that Class to but excluding the following Payment Date.

Class B-2 Interest:     Interest on the outstanding Class B-2 Principal Balance
                        will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case to, but excluding the following Payment Date, on a 30/360 basis.

                        To the extent of (i) remaining Amount Available, if any, on a Payment Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1 Notes, and (ii) the Guarantee Payment, if any, for such date, interest will be paid to the Class B-2 Noteholders at the Class B-2 Note Interest Rate on the Class B-2 Principal Balance.

                        The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed on account of principal of the Class B-2 Notes.

                        Any interest shortfalls will be carried forward, and will bear interest at the Class B-2 Note Interest Rate to the extent legally permissible.



RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 12                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

Class B-2 Principal:    Class B-2 Noteholders will be entitled to receive, to
                        the extent of the remaining Amount Available, the Class
                        B-2 Percentage on the Formula Principal Distribution
                        Amount of each Payment Date on which (i) the Class A
                        Principal Balance, Class M-1 Principal Balance, Class
                        M-2 Principal Balance and Class B-1 Principal Balance have been reduced to zero or (ii) the Class B-2
                        Distribution Test is satisfied, until the Class B-2
                        Principal Balance has been reduced to zero.

                        The Class B-2 Percentage for any Payment Date will equal
                        (a) zero, if the Class A Principal Balance, Class M-1 Principal Balance, Class M-2 Principal Balance and Class B-1 Principal Balance have not yet been reduced to zero and the Class B-2 Distribution Test is not satisfied or
                        (b) a fraction, expressed as a percentage, the numerator of which is the Class B-2 Principal Balance as of such Payment Date, and the denominator of which is the sum of
                        (i) the Class A Principal Balance, if any, (ii) the Class M-1 Adjusted Principal Balance, if any, (iii) the Class M-2 Adjusted Principal Balance, if any, (iv) the Class B-1 Adjusted Principal Balance, if any, and (v) the Class B-2 Principal Balance, in each case as of such Payment Date.

                        The Class B-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Payment Date occurs in or after [December 2003]; (i) the Average Sixty-Day Delinquency Ratio (as defined in the Sale and Servicing Agreement) as of such Payment Date, must not exceed 10% of the Senior Subordination Percentage; (iii) Cumulative Realized Losses (as defined in the Sale and Servicing Agreement) as of such Payment Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Payment Date occurs; (iv) the sum of the Class B-2 Principal Balance and the current overcollateralization amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Payment Date must be equal to or greater than [17.50]%.

                        The Company will be obligated under the Limited Guaranty to pay the amount, if any, by which the Class B-2 Percentage of the Formula Principal Distribution Amount for the Payment Date exceeds the remaining Amount Available after payment of interest on the Class B-2 Notes. On each Payment Date, Class B-2 Noteholders will be entitled to receive, pursuant to the Limited Guaranty, any Class B-2 Liquidation Loss Amount for such Payment Date.

Class B-2
Limited Guaranty:       The Class B-2 Limited Guaranty will be an unsecured
                        general obligation of the Company, and will not benefit, in any way, or result in any payment to, the Class A, Class M-1, Class M-2 or Class B-1 Noteholders.



RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 13                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                      Preliminary SUMMARY of TERMS (cont'd)

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------


Initial Loans:          The information concerning the Initial Loans presented
                        below is based on a pool originated through [August 13, 1999] (the "Initial Loans"). Conseco Securitizations intends to acquire and sell Additional Loans to the Trust on the Closing Date. Although the characteristics of the final pool of Loans will differ from the characteristics of the Initial Loans shown below, Conseco Securitizations does not expect that the characteristics of the Additional Loans sold to the Trust will vary materially from those of the Initial
                        Loans herein.

                        INITIAL LOANS:

                        Number of Loans:                               5,960
                        Weighted Average Contract Rate:               14.31%
                        Range on Contract Rates:              7.75% - 20.95%
                        Weighted Average Original Maturity:       238 months
                        Weighted Average Remaining Maturity:      236 months
                        Average Remaining Principal:              $25,191.38
                        Weighted Average CLTV:                       118.92%




RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 14                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)


                               SENSITIVITY TABLES

Class A-1 (to Maturity)
-----------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                         0%        75%        100%       125%        150%        175%           200%
-----------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)            6.661%     6.661%      6.661%     6.661%      6.661%      6.661%         6.661%
Average Life (years)                           4.03       1.00        0.85       0.75        0.68        0.62           0.58
Modified Duration (years)                      3.34       0.93        0.80       0.71        0.64        0.59           0.55
First Principal Payment                    12/15/99   12/15/99    12/15/99   12/15/99    12/15/99    12/15/99       12/15/99
Last Principal Payment                     10/15/06   07/15/01    04/15/01   02/15/01    12/15/00    11/15/00       10/15/00
Principal Lockout (months)                        0          0           0          0           0           0              0
Principal Window (months)                        83         20          17         15          13          12             11
-----------------------------------------------------------------------------------------------------------------------------

Class A-2 (to Maturity)
-----------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                         0%        75%        100%       125%        150%        175%           200%
-----------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)            7.340%     7.340%      7.340%     7.340%      7.340%      7.340%         7.340%
Average Life (years)                           9.09       2.47        2.00       1.71        1.50        1.35           1.24
Modified Duration (years)                      6.42       2.18        1.80       1.55        1.38        1.25           1.15
First Principal Payment                    10/15/06   07/15/01    04/15/01   02/15/01    12/15/00    11/15/00       10/15/00
Last Principal Payment                     03/15/11   03/15/03    07/15/02   02/15/02    10/15/01    08/15/01       06/15/01
Principal Lockout (months)                       82         19          16         14          12          11             10
Principal Window (months)                        54         21          16         13          11          10              9
-----------------------------------------------------------------------------------------------------------------------------

Class A-3 (to Maturity)
-----------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                         0%        75%        100%       125%        150%        175%           200%
-----------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)            7.577%     7.577%      7.577%     7.577%      7.577%      7.577%         7.577%
Average Life (years)                          12.24       3.76        3.00       2.51        2.17        1.92           1.73
Modified Duration (years)                      7.76       3.17        2.60       2.21        1.93        1.73           1.57
First Principal Payment                    03/15/11   03/15/03    07/15/02   02/15/02    10/15/01    08/15/01       06/15/01
Last Principal Payment                     12/15/12   02/15/04    04/15/03   09/15/02    04/15/02    01/15/02       10/15/01
Principal Lockout (months)                      135         39          31         26          22          20             18
Principal Window (months)                        22         12          10          8           7           6              5
-----------------------------------------------------------------------------------------------------------------------------

Class A-4 (to Maturity)
-----------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                         0%        75%        100%       125%        150%        175%           200%
-----------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)            7.804%     7.804%      7.804%     7.804%      7.804%      7.804%         7.804%
Average Life (years)                          14.20       5.04        4.02       3.25        2.78        2.44           2.17
Modified Duration (years)                      8.35       4.03        3.33       2.77        2.42        2.15           1.93
First Principal Payment                    12/15/12   02/15/04    04/15/03   09/15/02    04/15/02    01/15/02       10/15/01
Last Principal Payment                     01/15/16   03/15/06    12/15/04   08/15/03    01/15/03    08/15/02       04/15/02
Principal Lockout (months)                      156         50          40         33          28          25             22
Principal Window (months)                        38         26          21         12          10           8              7
-----------------------------------------------------------------------------------------------------------------------------



RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 15                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                               SENSITIVITY TABLES


Class A-5 (to 20 % Optional Repurchase)
-----------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                         0%        75%        100%       125%        150%        175%           200%
-----------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)            8.300%     8.300%      8.300%     8.300%      8.300%      8.300%         8.300%
Average Life (years)                          18.72       8.72        7.04       5.14        3.80        3.21           2.84
Modified Duration (years)                      9.25       5.98        5.14       4.01        3.14        2.72           2.45
First Principal Payment                    01/15/16   03/15/06    12/15/04   08/15/03    01/15/03    08/15/02       04/15/02
Last Principal Payment                     12/15/19   03/15/10    03/15/08   10/15/06    04/15/05    08/15/03       02/15/03
Principal Lockout (months)                      193         75          60         44          37          32             28
Principal Window (months)                        48         49          40         39          28          13             11
-----------------------------------------------------------------------------------------------------------------------------

Class A-6 (to 20 % Optional Repurchase)
-----------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                         0%        75%        100%       125%        150%        175%           200%
-----------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)            8.455%     8.455%      8.455%     8.455%      8.455%      8.455%         8.455%
Average Life (years)                          20.08      10.33        8.33       6.91        5.87        4.13           3.46
Modified Duration (years)                      9.42       6.68        5.79       5.07        4.48        3.36           2.90
First Principal Payment                    12/15/19   03/15/10    03/15/08   10/15/06    04/15/05    08/15/03       02/15/03
Last Principal Payment                     12/15/19   03/15/10    03/15/08   10/15/06    10/15/05    12/15/04       07/15/03
Principal Lockout (months)                      240        123          99         82          64          44             38
Principal Window (months)                         1          1           1          1           7          17              6
-----------------------------------------------------------------------------------------------------------------------------

Class M-1 (to 20 % Optional Repurchase)
-----------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                         0%        75%        100%       125%        150%        175%           200%
-----------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)            8.901%     8.901%      8.901%     8.901%      8.901%      8.901%         8.901%
Average Life (years)                          18.39       8.52        6.83       6.05        5.45        4.90           4.12
Modified Duration (years)                      8.78       5.71        4.89       4.49        4.16        3.83           3.32
First Principal Payment                    03/15/14   01/15/05    12/15/03   12/15/03    12/15/03    12/15/03       07/15/03
Last Principal Payment                     12/15/19   03/15/10    03/15/08   10/15/06    10/15/05    12/15/04       05/15/04
Principal Lockout (months)                      171         61          48         48          48          48             43
Principal Window (months)                        70         63          52         35          23          13             11
-----------------------------------------------------------------------------------------------------------------------------

Class M-2 (to 20 % Optional Repurchase)
-----------------------------------------------------------------------------------------------------------------------------
% Prepayment Assumption:                         0%        75%        100%       125%        150%        175%           200%
-----------------------------------------------------------------------------------------------------------------------------
Illustrative Yield @ Par (30/360)            9.898%     9.898%      9.898%     9.898%      9.898%      9.898%         9.898%
Average Life (years)                          18.39       8.52        6.83       6.05        5.45        4.90           4.45
Modified Duration (years)                      8.20       5.48        4.73       4.36        4.04        3.73           3.46
First Principal Payment                    03/15/14   01/15/05    12/15/03   12/15/03    12/15/03    12/15/03       12/15/03
Last Principal Payment                     12/15/19   03/15/10    03/15/08   10/15/06    10/15/05    12/15/04       05/15/04
Principal Lockout (months)                      171         61          48         48          48          48             48
Principal Window (months)                        70         63          52         35          23          13              6
-----------------------------------------------------------------------------------------------------------------------------


RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 16                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                                DECREMENT TABLE

                                                                                Class A-1 to Maturity
                                    % Prepayment Assumption       0%     75%    100%     125%    150%     175%    200%
                                                           -----------------------------------------------------------
Distribution Date
-----------------
                                         Initial Percentage      100     100     100      100     100      100     100
                                                   11/15/00       90      50      37       23      10        0       0
                                                   11/15/01       80       0       0        0       0        0       0
                                                   11/15/02       68       0       0        0       0        0       0
                                                   11/15/03       54       0       0        0       0        0       0
                                                   11/15/04       38       0       0        0       0        0       0
                                                   11/15/05       19       0       0        0       0        0       0
                                                   11/15/06        0       0       0        0       0        0       0
                                                   11/15/07        0       0       0        0       0        0       0
                                                   11/15/08        0       0       0        0       0        0       0
                                                   11/15/09        0       0       0        0       0        0       0
                                                   11/15/10        0       0       0        0       0        0       0
                                                   11/15/11        0       0       0        0       0        0       0
                                                   11/15/12        0       0       0        0       0        0       0
                                                   11/15/13        0       0       0        0       0        0       0
                                                   11/15/14        0       0       0        0       0        0       0
                                                   11/15/15        0       0       0        0       0        0       0
                                                   11/15/16        0       0       0        0       0        0       0
                                                   11/15/17        0       0       0        0       0        0       0
                                                   11/15/18        0       0       0        0       0        0       0
                                                   11/15/19        0       0       0        0       0        0       0
                                                   11/15/20        0       0       0        0       0        0       0
                                                   11/15/21        0       0       0        0       0        0       0
                                                   11/15/22        0       0       0        0       0        0       0
                                                   11/15/23        0       0       0        0       0        0       0
                                                   11/15/24        0       0       0        0       0        0       0
                                                   11/15/25        0       0       0        0       0        0       0
                                                   11/15/26        0       0       0        0       0        0       0
                                                   11/15/27        0       0       0        0       0        0       0
                                                   11/15/28        0       0       0        0       0        0       0
                                                   11/15/29        0       0       0        0       0        0       0

           Weighted Average Life to Maturity (in years) (1)     4.03    1.00    0.85     0.75    0.68     0.62    0.58
Weighted Average Life to Optional Repurchase (in years) (1)     4.03    1.00    0.85     0.75    0.68     0.62    0.58


*    indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.


RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 17                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                                DECREMENT TABLE

                                                                                Class A-2 to Maturity
                                    % Prepayment Assumption       0%     75%    100%     125%    150%     175%    200%
                                                           -----------------------------------------------------------
Distribution Date
-----------------
                                         Initial Percentage      100     100     100      100     100      100     100
                                                   11/15/00      100     100     100      100     100       96      83
                                                   11/15/01      100      77      46       16       0        0       0
                                                   11/15/02      100      15       0        0       0        0       0
                                                   11/15/03      100       0       0        0       0        0       0
                                                   11/15/04      100       0       0        0       0        0       0
                                                   11/15/05      100       0       0        0       0        0       0
                                                   11/15/06       98       0       0        0       0        0       0
                                                   11/15/07       75       0       0        0       0        0       0
                                                   11/15/08       48       0       0        0       0        0       0
                                                   11/15/09       28       0       0        0       0        0       0
                                                   11/15/10        6       0       0        0       0        0       0
                                                   11/15/11        0       0       0        0       0        0       0
                                                   11/15/12        0       0       0        0       0        0       0
                                                   11/15/13        0       0       0        0       0        0       0
                                                   11/15/14        0       0       0        0       0        0       0
                                                   11/15/15        0       0       0        0       0        0       0
                                                   11/15/16        0       0       0        0       0        0       0
                                                   11/15/17        0       0       0        0       0        0       0
                                                   11/15/18        0       0       0        0       0        0       0
                                                   11/15/19        0       0       0        0       0        0       0
                                                   11/15/20        0       0       0        0       0        0       0
                                                   11/15/21        0       0       0        0       0        0       0
                                                   11/15/22        0       0       0        0       0        0       0
                                                   11/15/23        0       0       0        0       0        0       0
                                                   11/15/24        0       0       0        0       0        0       0
                                                   11/15/25        0       0       0        0       0        0       0
                                                   11/15/26        0       0       0        0       0        0       0
                                                   11/15/27        0       0       0        0       0        0       0
                                                   11/15/28        0       0       0        0       0        0       0
                                                   11/15/29        0       0       0        0       0        0       0

           Weighted Average Life to Maturity (in years) (1)     9.09    2.47    2.00     1.71    1.50     1.35    1.24
Weighted Average Life to Optional Repurchase (in years) (1)     9.09    2.47    2.00     1.71    1.50     1.35    1.24


*    indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 18                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                                DECREMENT TABLE

                                                                                Class A-3 to Maturity
                                    % Prepayment Assumption       0%     75%    100%     125%    150%     175%    200%
                                                           -----------------------------------------------------------
Distribution Date
-----------------
                                         Initial Percentage      100     100     100      100     100      100     100
                                                   11/15/00      100     100     100      100     100      100     100
                                                   11/15/01      100     100     100      100      76       21       0
                                                   11/15/02      100     100      45        0       0        0       0
                                                   11/15/03      100      21       0        0       0        0       0
                                                   11/15/04      100       0       0        0       0        0       0
                                                   11/15/05      100       0       0        0       0        0       0
                                                   11/15/06      100       0       0        0       0        0       0
                                                   11/15/07      100       0       0        0       0        0       0
                                                   11/15/08      100       0       0        0       0        0       0
                                                   11/15/09      100       0       0        0       0        0       0
                                                   11/15/10      100       0       0        0       0        0       0
                                                   11/15/11       62       0       0        0       0        0       0
                                                   11/15/12        4       0       0        0       0        0       0
                                                   11/15/13        0       0       0        0       0        0       0
                                                   11/15/14        0       0       0        0       0        0       0
                                                   11/15/15        0       0       0        0       0        0       0
                                                   11/15/16        0       0       0        0       0        0       0
                                                   11/15/17        0       0       0        0       0        0       0
                                                   11/15/18        0       0       0        0       0        0       0
                                                   11/15/19        0       0       0        0       0        0       0
                                                   11/15/20        0       0       0        0       0        0       0
                                                   11/15/21        0       0       0        0       0        0       0
                                                   11/15/22        0       0       0        0       0        0       0
                                                   11/15/23        0       0       0        0       0        0       0
                                                   11/15/24        0       0       0        0       0        0       0
                                                   11/15/25        0       0       0        0       0        0       0
                                                   11/15/26        0       0       0        0       0        0       0
                                                   11/15/27        0       0       0        0       0        0       0
                                                   11/15/28        0       0       0        0       0        0       0
                                                   11/15/29        0       0       0        0       0        0       0

           Weighted Average Life to Maturity (in years) (1)    12.24    3.76    3.00     2.51    2.17     1.92    1.73
Weighted Average Life to Optional Repurchase (in years) (1)    12.24    3.76    3.00     2.51    2.17     1.92    1.73


*    indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 19                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                                DECREMENT TABLE

                                                                                Class A-4 to Maturity
                                    % Prepayment Assumption       0%     75%    100%     125%    150%     175%    200%
                                                           -----------------------------------------------------------
Distribution Date
-----------------
                                        Initial Percentage       100     100     100      100     100      100     100
                                                  11/15/00       100     100     100      100     100      100     100
                                                  11/15/01       100     100     100      100     100      100      75
                                                  11/15/02       100     100     100       73      16        0       0
                                                  11/15/03       100     100      38        0       0        0       0
                                                  11/15/04       100      41       1        0       0        0       0
                                                  11/15/05       100       7       0        0       0        0       0
                                                  11/15/06       100       0       0        0       0        0       0
                                                  11/15/07       100       0       0        0       0        0       0
                                                  11/15/08       100       0       0        0       0        0       0
                                                  11/15/09       100       0       0        0       0        0       0
                                                  11/15/10       100       0       0        0       0        0       0
                                                  11/15/11       100       0       0        0       0        0       0
                                                  11/15/12       100       0       0        0       0        0       0
                                                  11/15/13        49       0       0        0       0        0       0
                                                  11/15/14        17       0       0        0       0        0       0
                                                  11/15/15         2       0       0        0       0        0       0
                                                  11/15/16         0       0       0        0       0        0       0
                                                  11/15/17         0       0       0        0       0        0       0
                                                  11/15/18         0       0       0        0       0        0       0
                                                  11/15/19         0       0       0        0       0        0       0
                                                  11/15/20         0       0       0        0       0        0       0
                                                  11/15/21         0       0       0        0       0        0       0
                                                  11/15/22         0       0       0        0       0        0       0
                                                  11/15/23         0       0       0        0       0        0       0
                                                  11/15/24         0       0       0        0       0        0       0
                                                  11/15/25         0       0       0        0       0        0       0
                                                  11/15/26         0       0       0        0       0        0       0
                                                  11/15/27         0       0       0        0       0        0       0
                                                  11/15/28         0       0       0        0       0        0       0
                                                  11/15/29         0       0       0        0       0        0       0

           Weighted Average Life to Maturity (in years) (1)    14.20    5.04    4.02     3.25    2.78     2.44    2.17
Weighted Average Life to Optional Repurchase (in years) (1)    14.20    5.04    4.02     3.25    2.78     2.44    2.17


*    indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 20                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                                DECREMENT TABLE

                                                                         Class A-5 to 20% Optional Repurchase
                                   % Prepayment Assumption        0%     75%    100%     125%    150%     175%    200%
                                                           -----------------------------------------------------------
Distribution Date
-----------------
                                        Initial Percentage       100     100     100      100     100      100     100
                                                  11/15/00       100     100     100      100     100      100     100
                                                  11/15/01       100     100     100      100     100      100     100
                                                  11/15/02       100     100     100      100     100       68      26
                                                  11/15/03       100     100     100       72      20        0       0
                                                  11/15/04       100     100     100       47       4        0       0
                                                  11/15/05       100     100      74       28       0        0       0
                                                  11/15/06       100      84      52        0       0        0       0
                                                  11/15/07       100      63      33        0       0        0       0
                                                  11/15/08       100      45       0        0       0        0       0
                                                  11/15/09       100      31       0        0       0        0       0
                                                  11/15/10       100       0       0        0       0        0       0
                                                  11/15/11       100       0       0        0       0        0       0
                                                  11/15/12       100       0       0        0       0        0       0
                                                  11/15/13       100       0       0        0       0        0       0
                                                  11/15/14       100       0       0        0       0        0       0
                                                  11/15/15       100       0       0        0       0        0       0
                                                  11/15/16        86       0       0        0       0        0       0
                                                  11/15/17        68       0       0        0       0        0       0
                                                  11/15/18        48       0       0        0       0        0       0
                                                  11/15/19        28       0       0        0       0        0       0
                                                  11/15/20         0       0       0        0       0        0       0
                                                  11/15/21         0       0       0        0       0        0       0
                                                  11/15/22         0       0       0        0       0        0       0
                                                  11/15/23         0       0       0        0       0        0       0
                                                  11/15/24         0       0       0        0       0        0       0
                                                  11/15/25         0       0       0        0       0        0       0
                                                  11/15/26         0       0       0        0       0        0       0
                                                  11/15/27         0       0       0        0       0        0       0
                                                  11/15/28         0       0       0        0       0        0       0
                                                  11/15/29         0       0       0        0       0        0       0

           Weighted Average Life to Maturity (in years) (1)    19.04    9.03    7.32     5.21    3.80     3.21    2.84
Weighted Average Life to Optional Repurchase (in years) (1)    18.72    8.72    7.04     5.14    3.80     3.21    2.84


*    indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.



RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 21                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                                DECREMENT TABLE

                                                                          Class A-6 to 20% Optional Repurchase
                                   % Prepayment Assumption        0%     75%    100%     125%    150%     175%    200%
                                                           -----------------------------------------------------------
Distribution Date
-----------------
                                        Initial Percentage       100     100     100      100     100      100     100
                                                  11/15/00       100     100     100      100     100      100     100
                                                  11/15/01       100     100     100      100     100      100     100
                                                  11/15/02       100     100     100      100     100      100     100
                                                  11/15/03       100     100     100      100     100       25       0
                                                  11/15/04       100     100     100      100     100       17       0
                                                  11/15/05       100     100     100      100       0        0       0
                                                  11/15/06       100     100     100        0       0        0       0
                                                  11/15/07       100     100     100        0       0        0       0
                                                  11/15/08       100     100       0        0       0        0       0
                                                  11/15/09       100     100       0        0       0        0       0
                                                  11/15/10       100       0       0        0       0        0       0
                                                  11/15/11       100       0       0        0       0        0       0
                                                  11/15/12       100       0       0        0       0        0       0
                                                  11/15/13       100       0       0        0       0        0       0
                                                  11/15/14       100       0       0        0       0        0       0
                                                  11/15/15       100       0       0        0       0        0       0
                                                  11/15/16       100       0       0        0       0        0       0
                                                  11/15/17       100       0       0        0       0        0       0
                                                  11/15/18       100       0       0        0       0        0       0
                                                  11/15/19       100       0       0        0       0        0       0
                                                  11/15/20         0       0       0        0       0        0       0
                                                  11/15/21         0       0       0        0       0        0       0
                                                  11/15/22         0       0       0        0       0        0       0
                                                  11/15/23         0       0       0        0       0        0       0
                                                  11/15/24         0       0       0        0       0        0       0
                                                  11/15/25         0       0       0        0       0        0       0
                                                  11/15/26         0       0       0        0       0        0       0
                                                  11/15/27         0       0       0        0       0        0       0
                                                  11/15/28         0       0       0        0       0        0       0
                                                  11/15/29         0       0       0        0       0        0       0

           Weighted Average Life to Maturity (in years) (1)    22.96   13.80   11.62     9.54    7.43     4.41    3.46
Weighted Average Life to Optional Repurchase (in years) (1)    20.08   10.33    8.33     6.91    5.87     4.13    3.46


*    indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.


RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 22                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                                DECREMENT TABLE

                                                                          Class M-1 to 20% Optional Repurchase
                                   % Prepayment Assumption        0%     75%    100%     125%    150%     175%    200%
                                                           -----------------------------------------------------------
Distribution Date
-----------------
                                         Initial Percentage      100     100     100      100     100      100     100
                                                   11/15/00      100     100     100      100     100      100     100
                                                   11/15/01      100     100     100      100     100      100     100
                                                   11/15/02      100     100     100      100     100      100     100
                                                   11/15/03      100     100     100      100     100      100      45
                                                   11/15/04      100     100      81       77      73       68       0
                                                   11/15/05      100      86      65       59       0        0       0
                                                   11/15/06      100      72      52        0       0        0       0
                                                   11/15/07      100      60      41        0       0        0       0
                                                   11/15/08      100      49       0        0       0        0       0
                                                   11/15/09      100      40       0        0       0        0       0
                                                   11/15/10      100       0       0        0       0        0       0
                                                   11/15/11      100       0       0        0       0        0       0
                                                   11/15/12      100       0       0        0       0        0       0
                                                   11/15/13      100       0       0        0       0        0       0
                                                   11/15/14       92       0       0        0       0        0       0
                                                   11/15/15       83       0       0        0       0        0       0
                                                   11/15/16       74       0       0        0       0        0       0
                                                   11/15/17       63       0       0        0       0        0       0
                                                   11/15/18       51       0       0        0       0        0       0
                                                   11/15/19       39       0       0        0       0        0       0
                                                   11/15/20        0       0       0        0       0        0       0
                                                   11/15/21        0       0       0        0       0        0       0
                                                   11/15/22        0       0       0        0       0        0       0
                                                   11/15/23        0       0       0        0       0        0       0
                                                   11/15/24        0       0       0        0       0        0       0
                                                   11/15/25        0       0       0        0       0        0       0
                                                   11/15/26        0       0       0        0       0        0       0
                                                   11/15/27        0       0       0        0       0        0       0
                                                   11/15/28        0       0       0        0       0        0       0
                                                   11/15/29        0       0       0        0       0        0       0

           Weighted Average Life to Maturity (in years) (1)    19.20    9.45    7.69     6.98    6.45     6.03    4.69
Weighted Average Life to Optional Repurchase (in years) (1)    18.39    8.52    6.83     6.05    5.45     4.90    4.12


*    indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.


RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 23                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)

                                DECREMENT TABLE

                                                                          Class M-2 to 20% Optional Repurchase
                                   % Prepayment Assumption        0%     75%    100%     125%    150%     175%    200%
                                                           -----------------------------------------------------------
Distribution Date
-----------------
                                        Initial Percentage       100     100     100      100     100      100     100
                                                  11/15/00       100     100     100      100     100      100     100
                                                  11/15/01       100     100     100      100     100      100     100
                                                  11/15/02       100     100     100      100     100      100     100
                                                  11/15/03       100     100     100      100     100      100     100
                                                  11/15/04       100     100      81       77      73       68       0
                                                  11/15/05       100      86      65       59       0        0       0
                                                  11/15/06       100      72      52        0       0        0       0
                                                  11/15/07       100      60      41        0       0        0       0
                                                  11/15/08       100      49       0        0       0        0       0
                                                  11/15/09       100      40       0        0       0        0       0
                                                  11/15/10       100       0       0        0       0        0       0
                                                  11/15/11       100       0       0        0       0        0       0
                                                  11/15/12       100       0       0        0       0        0       0
                                                  11/15/13       100       0       0        0       0        0       0
                                                  11/15/14        92       0       0        0       0        0       0
                                                  11/15/15        83       0       0        0       0        0       0
                                                  11/15/16        74       0       0        0       0        0       0
                                                  11/15/17        63       0       0        0       0        0       0
                                                  11/15/18        51       0       0        0       0        0       0
                                                  11/15/19        39       0       0        0       0        0       0
                                                  11/15/20         0       0       0        0       0        0       0
                                                  11/15/21         0       0       0        0       0        0       0
                                                  11/15/22         0       0       0        0       0        0       0
                                                  11/15/23         0       0       0        0       0        0       0
                                                  11/15/24         0       0       0        0       0        0       0
                                                  11/15/25         0       0       0        0       0        0       0
                                                  11/15/26         0       0       0        0       0        0       0
                                                  11/15/27         0       0       0        0       0        0       0
                                                  11/15/28         0       0       0        0       0        0       0
                                                  11/15/29

           Weighted Average Life to Maturity (in years) (1)    19.20    9.45    7.69     6.98    6.45     6.03    5.71
Weighted Average Life to Optional Repurchase (in years) (1)    18.39    8.52    6.83     6.05    5.45     4.90    4.45


*    indicates greater than zero but less than 0.5%.

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each distribution in reduction of the related Note Principal Balance by the number of years from the date of issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the original principal balance of the Notes.

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                     Page 24                        BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
         Overview of Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------



                                                      Aggregate Pool
                                      Cut-Off Date               9/1/99
                        Total Outstanding Balance:      $150,140,603.19
                                  Number of Loans:                5,960
                           Home Improvement Loans:                3,989
                                Home Equity Loans:                1,971
                        Average Remaining Balance:           $25,191.38
                                  WA Gross Coupon:               14.31%
                                    Balloon Loans:                    8
              WA Original Term to Stated Maturity:                  238 months
                 WA Original Term to Amortization:                  238 months
             WA Remaining Term to Stated Maturity:                  236 months
                   WA Stated Term to Amortization:                  236 months
                                     WA Seasoning:                    2 months
                   Latest Scheduled Maturity Date:               8/1/29
                                        Loan Type:                Fixed
                                    Lien Position:              Percent                 UPB
                                                 1                1.09%       $1,635,380.84
                                                 2               89.80%     $134,824,921.41
                                                 3                9.10%      $13,663,797.87
                                                 4                0.01%          $16,503.07
                           WA Original CLTV Ratio:              118.92%
                                          WA FICO:                  648
                          WA Debt To Income Ratio:               38.63%
                                    Documentation:
                                              Full              100.00%
                                    Property Type:              Percent                 UPB
                                                SF               98.42%        $147,771,426
                                           Man Hsg                0.97%          $1,455,192
                                              Farm                0.32%            $480,896
                                             Condo                0.18%            $263,482
                                        3-4 Family                0.09%            $140,466
                                           Unknown                0.02%             $29,142
                          Geographic Distribution:              Percent                 UPB
                                                CA               11.45%         $17,197,929
                                                FL                9.14%         $13,729,401
                                                VA                5.90%          $8,858,135
                                                NY                5.49%          $8,246,748

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 25                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
         Overview of Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------


                                                          Home Improvement Loan Pool
                                      Cut-Off Date               9/1/99
                        Total Outstanding Balance:      $111,419,401.56
                                  Number of Loans:                3,989
                        Average Remaining Balance:           $27,931.66
                                  WA Gross Coupon:              13.781%
                                    Balloon Loans:                    0
              WA Original Term to Stated Maturity:                  245 months
                 WA Original Term to Amortization:                  245 months
             WA Remaining Term to Stated Maturity:                  243 months
                   WA Stated Term to Amortization:                  243 months
                                     WA Seasoning:                    1 months
                   Latest Scheduled Maturity Date:              8/20/24
                                        Loan Type:                Fixed
                                    Lien Position:              Percent         UPB
                                                 1                0.09%          $99,895.29
                                                 2               92.69%     $103,274,104.03
                                                 3                7.21%       $8,028,899.17
                                                 4                0.01%          $16,503.07
                           WA Original CLTV Ratio:              121.62%
                                          WA FICO:                  649
                          WA Debt To Income Ratio:               38.11%
                                    Documentation:
                                              Full              100.00%
                                     Property Type              Percent         UPB
                                                SF              100.00%   111,419,401.56
                          Geographic Distribution:              Percent         UPB
                                                CA               12.64%    14,084,012.75
                                                FL                9.24%    10,295,436.26
                                                VA                6.10%    6,793,962.44
                                                NY                6.09%    6,785,814.63
                                                PA                5.39%    6,001,836.30
                                                NJ                5.01%    5,584,790.27

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 26                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
         Overview of Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------


                                                           Home Equity Loan Pool
                                      Cut-Off Date             9/1/99
                        Total Outstanding Balance:     $38,721,201.63
                                  Number of Loans:              1,971
                        Average Remaining Balance:         $19,645.46
                                  WA Gross Coupon:            15.834%
                                    Balloon Loans:                  8
              WA Original Term to Stated Maturity:                218 months
                 WA Original Term to Amortization:                219 months
             WA Remaining Term to Stated Maturity:                215 months
                   WA Stated Term to Amortization:                217 months
                                     WA Seasoning:                  3 months
                   Latest Scheduled Maturity Date:             8/1/29
                                        Loan Type:              Fixed
                                    Lien Position:            Percent         UPB
                                                 1              3.97%       $1,535,485.55
                                                 2             81.48%      $31,550,817.38
                                                 3             14.55%       $5,634,898.70
                           WA Original CLTV Ratio:            111.17%
                                          WA FICO:                647
                          WA Debt To Income Ratio:             40.10%
                                    Documentation:
                                              Full            100.00%
                                     Property Type            Percent         UPB
                                                SF             93.88%      $36,352,024.65
                                           Man Hsg              3.76%       $1,455,192.10
                                              Farm              1.24%         $480,895.93
                                             Condo              0.68%         $263,481.71
                                        3-4 Family              0.36%         $140,465.58
                                           Unknown              0.08%          $29,141.66
                          Geographic Distribution:            Percent         UPB
                                                FL              8.87%       $3,433,964.34
                                                CA              8.04%       $3,113,915.85
                                                IL              5.66%       $2,191,896.00
                                                VA              5.33%       $2,064,172.33

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 27                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
                Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------


Distribution of Original Principal Balances of the Loans as of the Cut-off Date

                                                                     Number               Aggregate               % of Aggregate
                                                                    of Loans          Principal Balance          Principal Balance
                                                                    as of the       Outstanding as of the      Outstanding as of the
Original Principal Balances (in dollars)                          Cut-off Date          Cut-off Date              Cut-off Date
----------------------------------------                          ------------     ----------------------      ---------------------
         Less than       $10,000.00..........................            77          $     563,949.17                  0.38%
    $10,000.00  to       $19,999.99..........................         2,121             30,611,747.90                 20.39%
    $20,000.00  to       $29,999.99..........................         1,900             45,697,586.49                 30.44%
    $30,000.00  to       $39,999.99..........................         1,024             34,935,534.08                 23.27%
    $40,000.00  to       $49,999.99..........................           643             27,831,339.34                 18.54%
    $50,000.00  to       $59,999.99..........................           175              9,117,884.59                  6.07%
      Greater than       $59,999.99..........................            20              1,382,561.62                  0.92%
                                                                  =============    ======================      =====================
                               Total                                  5,960          $ 150,140,603.19                 100.00%
                                                                  =============    ======================      =====================


Distribution of Current Principal Balances of the Loans as of the Cut-off Date

                                                                    Number                Aggregate                % of Aggregate
                                                                   of Loans           Principal Balance          Principal Balance
                                                                   as of the        Outstanding as of the      Outstanding as of the
Current Principal Balance (in dollars)                            Cut-off Date          Cut-off Date               Cut-off Date
--------------------------------------                            ------------     ----------------------      ---------------------
         Less than       $10,000.00..........................           280          $   2,568,636.06                   1.71%
    $10,000.00  to       $19,999.99..........................         2,068             31,558,084.47                  21.02%
    $20,000.00  to       $29,999.99..........................         1,819             44,787,535.10                  29.83%
    $30,000.00  to       $39,999.99..........................           979             33,829,004.12                  22.53%
    $40,000.00  to       $49,999.99..........................           628             27,336,877.48                  18.21%
    $50,000.00  to       $59,999.99..........................           168              8,797,214.77                   5.86%
      Greater than       $59,999.99..........................            18              1,263,251.19                   0.84%
                                                                  =============    ======================      =====================
                               Total                                  5,960          $ 150,140,603.19                 100.00%
                                                                  =============    ======================      =====================

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 28                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
                Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------


Range of Loan Rates of the Loans
as of the Cut-off Date

                                                                     Number               Aggregate                % of Aggregate
                                                                    of Loans         Principal Balance           Principal Balance
                                                                    as of the      Outstanding as of the       Outstanding as of the
Range of Loan Rates (%)                                           Cut-off Date         Cut-off Date                 Cut-off Date
----------------------------------------                          ------------     ----------------------      ---------------------
         Less than        9.001..............................           111          $   4,237,014.22                   2.82%
         9.001  to       10.000..............................           156              5,491,801.02                   3.66%
        10.001  to       11.000..............................           311             10,854,707.49                   7.23%
        11.001  to       12.000..............................           342             10,866,494.41                   7.24%
        12.001  to       13.000..............................           385             11,462,083.60                   7.63%
        13.001  to       14.000..............................           752             19,681,600.27                  13.11%
        14.001  to       15.000..............................           980             25,232,727.59                  16.81%
        15.001  to       16.000..............................         1,188             29,099,239.95                  19.38%
        16.001  to       17.000..............................         1,043             21,852,500.50                  14.55%
        17.001  to       18.000..............................           545              9,285,943.17                   6.18%
        18.001  to       19.000..............................           122              1,693,081.20                   1.13%
      Greater than       19.000..............................            25                383,409.77                   0.26%
                                                                  ============     ======================      =====================
                           Total                                      5,960          $ 150,140,603.19                 100.00%
                                                                  ============     ======================      =====================


Range of Months Remaining to Scheduled Maturity of the Loans as of the Cut-off Date

                                                                     Number              Aggregate                 % of Aggregate
                                                                    of Loans         Principal Balance           Principal Balance
                                                                   as of the       Outstanding as of the       Outstanding as of the
Range of Months Remaining to Scheduled Maturity                   Cut-off Date         Cut-off Date                Cut-off Date
-----------------------------------------------                   ------------     ----------------------      ---------------------
          31  to          60..............................               87          $   1,204,635.20                   0.80%
          61  to          90..............................               64              1,025,546.97                   0.68%
          91  to         120..............................              646             12,497,006.09                   8.32%
         121  to         150..............................               34                841,407.75                   0.56%
         151  to         180..............................            1,332             32,729,278.72                  21.80%
         181  to         210..............................               75              1,557,536.63                   1.04%
         211  to         240..............................            1,792             38,907,744.13                  25.91%
         241  to         270..............................                1                 44,259.46                   0.03%
         271  to         330..............................            1,925             61,235,174.72                  40.79%
         331  to         360..............................                4                 98,013.52                   0.07%
                                                                  ==============   ======================      =====================
                        Total                                         5,960          $ 150,140,603.19                 100.00%
                                                                  ==============   ======================      =====================

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 29                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
                Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------


Lien Position of the Loans
as of the Cut-off Date


                                                               Number                  Aggregate                  % of Aggregate
                                                              of Loans             Principal Balance             Principal Balance
                                                              as of the           Outstanding as of the        Outstanding as of the
      Lien Position                                          Cut-off Date              Cut-off Date                 Cut-off Date
      -------------                                          ------------         ---------------------        ---------------------

            First Lien  ..............................                 41              $   1,635,380.84                1.09%
           Second Lien  ..............................              5,291                134,824,921.41               89.80%
            Third Lien  ..............................                627                 13,663,797.87                9.10%
           Fourth Lien  ..............................                  1                     16,503.07                0.01%
                                                             ============         =====================        =====================
                 Total                                              5,960              $ 150,140,603.19              100.00%
                                                             ============         =====================        =====================


Combined Loan-to-Value Ratios of the Loans as of the Cut-off Date

                                                               Number                  Aggregate                  % of Aggregate
                                                              of Loans             Principal Balance             Principal Balance
                                                              as of the           Outstanding as of the        Outstanding as of the
Combined Loan-to-Value Ratio (%)                             Cut-off Date             Cut-off Date                  Cut-off Date
--------------------------------                             ------------         ---------------------        ---------------------
  100.000  to  109.999  ..............................              1,579              $  31,957,584.71               21.29%
  110.000  to  119.999  ..............................              2,110                 48,415,953.56               32.25%
  120.000  to  129.999  ..............................              1,825                 54,285,311.79               36.16%
       130 and Greater  ..............................                446                 15,481,753.13               10.31%
                                                            =============         =====================        =====================
                   Total                                            5,960              $ 150,140,603.19              100.00%
                                                            =============         =====================        =====================

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 30                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
                Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------


Geographic Distribution of the Loans
as of the Cut-off Date

                                                                       Number                  Aggregate           % of Aggregate
                                                                      of Loans             Principal Balance     Principal Balance
                                                                     as of the        Outstanding as of the    Outstanding as of the
Location                                                           Cut-off Date              Cut-off Date          Cut-off Date
--------                                                           ------------       ----------------------   ---------------------
                       Alabama ..............................              146             $   3,462,464.07               2.31%
                      Arkansas ..............................               48                   851,808.74               0.57%
                       Arizona ..............................              230                 6,235,388.90               4.15%
                    California ..............................              518                17,197,928.60              11.45%
                      Colorado ..............................              158                 3,698,970.53               2.46%
                   Connecticut ..............................              101                 2,469,055.75               1.64%
                      Delaware ..............................               31                   982,946.53               0.65%
          District of Columbia ..............................                2                    21,264.76               0.01%
                       Florida ..............................              541                13,729,400.60               9.14%
                       Georgia ..............................              157                 4,079,706.72               2.72%
                         Idaho ..............................               24                   445,664.20               0.30%
                      Illinois ..............................              291                 6,819,606.02               4.54%
                       Indiana ..............................              137                 2,915,337.27               1.94%
                          Iowa ..............................               71                 1,392,905.88               0.93%
                        Kansas ..............................               61                 1,102,189.80               0.73%
                      Kentucky ..............................               63                 1,336,775.39               0.89%
                     Louisiana ..............................               58                 1,312,322.92               0.87%
                         Maine ..............................               40                 1,272,335.62               0.85%
                      Maryland ..............................              150                 3,918,914.92               2.61%
                 Massachusetts ..............................               86                 2,163,331.10               1.44%
                      Michigan ..............................              294                 6,420,581.10               4.28%
                     Minnesota ..............................              129                 2,769,372.85               1.84%
                   Mississippi ..............................               38                   847,751.91               0.56%
                      Missouri ..............................              162                 3,010,037.10               2.00%
                       Montana ..............................               22                   438,163.73               0.29%
                      Nebraska ..............................               55                   997,500.40               0.66%
                        Nevada ..............................              137                 3,996,396.28               2.66%
                 New Hampshire ..............................               18                   456,982.24               0.30%
                    New Jersey ..............................              205                 6,353,426.41               4.23%
                    New Mexico ..............................               42                 1,045,441.64               0.70%
                      New York ..............................              303                 8,246,747.94               5.49%
                North Carolina ..............................               79                 1,936,434.60               1.29%
                  North Dakota ..............................               14                   291,357.98               0.19%
                          Ohio ..............................              241                 5,184,689.64               3.45%
                      Oklahoma ..............................               60                 1,284,787.21               0.86%
                        Oregon ..............................               60                 1,587,003.54               1.06%
                  Pennsylvania ..............................              274                 6,971,327.92               4.64%
                  Rhode Island ..............................               28                   631,156.50               0.42%
                South Carolina ..............................               64                 1,388,361.47               0.92%
                  South Dakota ..............................               27                   565,624.41               0.38%
                     Tennessee ..............................               80                 1,803,934.50               1.20%
                         Texas ..............................               10                   276,140.88               0.18%
                          Utah ..............................               30                   715,192.10               0.48%
                       Vermont ..............................                4                   105,719.41               0.07%
                      Virginia ..............................              337                 8,858,134.77               5.90%
                    Washington ..............................              227                 6,338,318.75               4.22%
                 West Virginia ..............................               14                   359,552.44               0.24%
                     Wisconsin ..............................               75                 1,504,676.80               1.00%
                       Wyoming ..............................               18                   347,470.35               0.23%
                                                                   ============       ======================   =====================
                         Total                                           5,960             $ 150,140,603.19              100.00%
                                                                   ============       ======================   =====================

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 31                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
                Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------


FICO Scores of the Loans
as of the Cut-off Date

                                                                       Number              Aggregate              % of Aggregate
                                                                      of Loans         Principal Balance         Principal Balance
                                                                     as of the       Outstanding as of the     Outstanding as of the
FICO Scores                                                        Cut-off Date           Cut-off Date             Cut-off Date
-----------                                                        ------------      ---------------------     ---------------------
           Less than    500 ..............................                  127          $   3,095,207.60                 2.06%
             500  to    519 ..............................                   15                312,292.02                 0.21%
             520  to    539 ..............................                   38                748,964.48                 0.50%
             540  to    559 ..............................                   77              1,736,276.15                 1.16%
             560  to    579 ..............................                  161              3,308,514.09                 2.20%
             580  to    599 ..............................                  291              7,011,917.16                 4.67%
             600  to    619 ..............................                1,023             24,011,118.12                15.99%
             620  to    639 ..............................                1,154             28,188,769.30                18.77%
             640  to    659 ..............................                1,095             27,845,749.94                18.55%
             660  to    679 ..............................                  835             22,604,881.42                15.06%
             680  to    699 ..............................                  519             13,557,865.88                 9.03%
             700  to    719 ..............................                  316              9,035,630.43                 6.02%
             720  to    739 ..............................                  149              4,148,167.65                 2.76%
             740  to    759 ..............................                   84              2,392,123.75                 1.59%
             760  to    779 ..............................                   54              1,552,320.92                 1.03%
             780  to    799 ..............................                   15                425,547.90                 0.28%
        Greater than    799 ..............................                    7                165,256.38                 0.11%
                                                                   ============      =====================     =====================
                      Total                                              5,960           $ 150,140,603.19                100.00%
                                                                   ============      =====================     =====================


Debt-to-Income Ratios of the Loans
as of the Cut-off Date

                                                                     Number                Aggregate              % of Aggregate
                                                                    of Loans           Principal Balance         Principal Balance
                                                                    as of the        Outstanding as of the     Outstanding as of the
Debt-to-Income Ratio (%)                                           Cut-off Date           Cut-off Date             Cut-off Date
------------------------                                           ------------      ---------------------     ---------------------
           Less than    11.000 ..............................               30            $     492,812.15                0.33%
          11.000  to    15.999 ..............................               33                  660,159.02                0.44%
          16.000  to    20.999 ..............................              118                2,769,407.89                1.84%
          21.000  to    25.999 ..............................              339                8,419,427.11                5.61%
          26.000  to    30.999 ..............................              609               15,331,497.03               10.21%
          31.000  to    35.999 ..............................              925               23,049,703.02               15.35%
          36.000  to    40.999 ..............................            1,282               34,154,606.31               22.75%
          41.000  to    45.999 ..............................            1,498               37,678,468.56               25.10%
          46.000  to    50.000 ..............................              751               18,410,490.32               12.26%
        Greater than    50.000 ..............................              375                9,174,031.78                6.11%
                                                                   ============      ======================     ====================
                         Total                                           5,960            $ 150,140,603.19               100.00%
                                                                   ============      ======================     ====================

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 32                         BEAR STEARNS

                         CONSECO HOME LOAN TRUST 1999-G
--------------------------------------------------------------------------------
 Terms Sheets & Computational Materials (rev: 11/16 close, 12/15 first payment)
                Collateral Characteristics as of the Cut-Off Date

--------------------------------------------------------------------------------
           The information contained herein will be superceded by the description of the collateral contained in the Prospectus Supplement.
--------------------------------------------------------------------------------



Property Types of the Loans
as of the Cut-off Date


                                                                      Number               Aggregate               % of Aggregate
                                                                     of Loans          Principal Balance         Principal Balance
                                                                     as of the       Outstanding as of the     Outstanding as of the
Property Types                                                      Cut-off Date         Cut-off Date              Cut-off Date
--------------                                                      ------------     ---------------------     ---------------------
        Single Family Detached  ..............................          5,818           $ 147,771,426.21                 98.42%
          Manufactured Housing  ..............................             90               1,455,192.10                  0.97%
                          Farm  ..............................             28                 480,895.93                  0.32%
                         Condo  ..............................             16                 263,481.71                  0.18%
                    3-4 Family  ..............................              6                 140,465.58                  0.09%
                       Unknown  ..............................              2                  29,141.66                  0.02%
                                                                    ============     ======================    =====================
                         Total                                          5,960           $ 150,140,603.19                100.00%
                                                                    ============     ======================    =====================


Occupancy Status of the Loans
as of the Cut-off Date (1)

                                                                      Number               Aggregate               % of Aggregate
                                                                     of Loans          Principal Balance         Principal Balance
                                                                     as of the       Outstanding as of the     Outstanding as of the
Occupancy Status (1)                                                Cut-off Date         Cut-off Date              Cut-off Date
--------------------                                                ------------     ---------------------     ---------------------
                Owner-occupied  ..............................          5,960           $ 150,140,603.19                100.00%
            Non Owner-occupied  ..............................              -                       -                     0.00%
                                                                    ============     =====================     =====================
                         Total                                          5,960           $ 150,140,603.19                100.00%
                                                                    ============     =====================     =====================

(1) The occupancy status of a Mortgaged Property is as represented by the mortgagor in its loan application.



Documentation Level of the Loans
as of the Cut-off Date

                                                                      Number              Aggregate                % of Aggregate
                                                                     of Loans         Principal Balance          Principal Balance
                                                                     as of the       Outstanding as of the     Outstanding as of the
Documentation Level                                                 Cut-off Date        Cut-off Date                Cut-off Date
-------------------                                                 ------------     ---------------------     ---------------------
            Full Documentation  ..............................          5,960          $ 150,140,603.19                 100.00%
           Stated Income or No
                 Documentation  ..............................              -                      -                      0.00%
 Limited or Lite Documentation  ..............................              -                      -                      0.00%
                                                                    ============     =====================    ======================
                         Total                                          5,960          $ 150,140,603.19                 100.00%
                                                                    ============     =====================    ======================

RECIPIENTS of these Computational Materials must read and acknowledge the attached document "STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION" before using or relying on the information contained herein. In addition, recipients of these Computational Materials may only use or rely on the information contained herein if read in conjunction with the related Prospectus and Prospectus Supplement. If you have not received the statement described above or the related Prospectus and Prospectus Supplement, please contact your account executive at Bear, Stearns & Co. Inc.

                                    Page 33                         BEAR STEARNS